LONG-TERM PAYABLE	12 Months Ended
Dec. 31, 2012
LONG-TERM PAYABLE

22. LONG-TERM PAYABLE

As of December 31, 2012 and 2011, the Group recorded RMB50,000,000 (US$8,025,553) of government grants received as a long-term payable because the Group has not fulfilled the conditions required by the local government. According to the agreement with the administration committee of Nantong Economic and Technological Development Zone, SolarOne Nantong will need to achieve certain specified requirements on its production capacity in three years after the completion of its construction. Failure to meet the requirement upon assessment date (i.e. three years from the receipt of the grant) may result in a proportional refund of the government subsidies received for any actual production capacity not achieved in accordance with the capacity stipulated in the agreement. As of December 31, 2012, the construction has not been completed.